Exhibit 10.59
COPYRIGHT SECURITY AGREEMENT
     Copyright Security Agreement, dated as of November 30, 2007, by Smith & Wesson Corp., a Delaware corporation, and Thompson/Center Arms Company, Inc., a New Hampshire corporation, (collectively, the “Pledgors”), in favor of Toronto Dominion (Texas) LLC, in its capacity as Administrative Agent pursuant to the Credit Agreement (in such capacity, the “Administrative Agent”).
WITNESSETH:
     WHEREAS, the Pledgors are party to a Pledge and Security Agreement, dated as of November 30, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Administrative Agent pursuant to which the Pledgors are required to execute and deliver this Copyright Security Agreement;
     NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Pledgors hereby agree with the Administrative Agent as follows:
     SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.
     SECTION 2. Confirmation of Grant of Security Interest in Copyright Collateral. The Pledgors hereby confirm the grant to the Administrative Agent for the benefit of the Secured Parties in the Security Agreement of a lien on and security interest in and to all of their right, title and interest in, to and under all the following Pledged Collateral of the Pledgors:
     (a) Copyrights of the Pledgors, including but not limited to the Copyrights listed on Schedule A attached hereto, in each case whether now owned or existing or hereafter acquired or arising and wherever located; and
     (b) all Proceeds of any and all of the foregoing (other than Excluded Property).
     SECTION 3. Security Agreement. The Pledgors hereby acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Copyrights confirmed hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Copyright Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Administrative Agent shall otherwise determine.
     SECTION 4. Termination. Upon the payment in full of the Obligations (other than contingent indemnification obligations) and automatic termination of the Security Agreement, the Administrative Agent shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable form evidencing the release of the collateral pledge, grant, assignment, lien and security interest in the Copyrights under the Security Agreement and this Copyright Security Agreement.
     SECTION 5. Counterparts. This Copyright Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Copyright Security Agreement by signing and delivering one or more counterparts.
[Signature Page Follows]

[Signature Page to Smith & Wesson Corp. Copyright Security Agreement]
     IN WITNESS WHEREOF, the Pledgors have caused this Copyright Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.

Very truly yours, SMITH & WESSON CORP.
By:	/s/ John A. Kelly
	Name:	John A. Kelly
	Title:	Vice President

THOMPSON/CENTER ARMS COMPANY, INC.
By:	/s/ John A. Kelly
	Name:	John A. Kelly
	Title:	Vice President

Accepted and Agreed: TORONTO DOMINION (TEXAS) LLC, as Administrative Agent
By:	/s/ Ian Murray
	Name:	Ian Murray
	Title:	Authorized Signatory

SCHEDULE A
COPYRIGHTS

Title	Reg. No.	Reg. Date	Claimant
Smith & Wesson .40 caliber revolving rifle, circa 1875	VA-955-561	3/31/99	Smith & Wesson Corporation
Smith & Wesson model 3 Russian second model cut-away, circa 1872	VA-955-562	3/31/99	Smith & Wesson Corporation
Smith & Wesson model 3 experimentals, circa 1872	VA-955-563	3/31/99	Smith & Wesson Corporation
Smith & Wesson custom deluxe 125th anniversary commemorative, 1977	VA-955-564	3/31/99	Smith & Wesson Corporation
Smith & Wesson N frame, caliber .38 Colt super circa 1930	VA-955-565	3/31/99	Smith & Wesson Corporation
Smith & Wesson 1976 reproductions, circa 1976	VA-955-566	3/31/99	Smith & Wesson Corporation
Jewelry store handguns, circa 1893	VA-955-567	3/31/99	Smith & Wesson Corporation
Smith & Wesson .44 hammerless, circa 1886	VA-955-568	3/31/99	Smith & Wesson Corporation
Smith & Wesson and the Olympics, circa 1908-1988	VA-955-569	3/31/99	Smith & Wesson Corporation
Smith & Wesson .30 caliber M-1 carbine and revolver, circa 1943	VA-955-570	3/31/99	Smith & Wesson Corporation
Smith & Wesson .44 solid frame model 3, circa 1862	VA-955-571	3/31/99	Smith & Wesson Corporation
Joseph Wesson experimental pistols, circa 1898	VA-955-572	3/31/99	Smith & Wesson Corporation
Shooting Thompson/Center black powder guns	TX 1-398-363	08/21/94	K.W. Thompson Tool Company, Inc. d/b/a Thompson/Center Arms Company, Inc.